                        NATIONWIDE LIFE INSURANCE COMPANY

                                   Home Office
                                 P. O. Box 16766
                              One Nationwide Plaza
                              Columbus, Ohio 43216
                     1-800-545-4730, (T.T.Y. 1-800-848-0833)

                    GROUP FLEXIBLE FUND RETIREMENT CONTRACTS
                     ISSUED BY THE NACO VARIABLE ACCOUNT OF
                        NATIONWIDE LIFE INSURANCE COMPANY


     The Group Flexible Fund Retirement Contracts (the "Contract" or "Contracts") described in this prospectus are designed for use in connection with deferred compensation Plans adopted by Member Counties under the NACo Program. Such Plans generally qualify for favorable tax treatment under Section 457 of the Internal Revenue Code ("Code"). The assets of such Plans are part of the general assets of the Member County, provided however that the Member County must hold all such Plan assets for the exclusive benefit of the Plan's Participants and beneficiaries. Rights and privileges under the Contracts may be exercised by the Member County to the extent such rights are not specifically reserved in the Plan for Participants as a group or as individuals. The Member County may not take any action inconsistent with the rights of the Plan's Participants. The Participants have a contractual claim against the Member County for the benefits promised by such Plans. The Participants are generally not subject to tax until Distributions are received from the Plan. Purchase Payments made at any time by or on behalf of any Participant must be at least $20 per month.


     Purchase Payments are allocated to the NACo Variable Account. NACo Variable Account is a unit investment trust with 28 Sub-Accounts of unit values, each reflecting investment results of a different management investment company. Amounts equivalent to the obligations of Nationwide Life Insurance Company ("the Company") under each Sub-Account will be invested in the specified management investment company (see Appendix of Participating Underlying Mutual Funds).


     This prospectus provides you with the basic information you should know about the Group Flexible Fund Retirement Contracts issued by NACo Variable Account before investing. You should read it and keep it for future reference. A Statement of Additional Information dated NOVEMBER 2, 1996 containing further information about the Contracts and NACo Variable Account has been filed with the Securities and Exchange Commission. You can obtain a copy without charge from the Company by calling the number listed above, or writing P.O. Box 16766, One Nationwide Plaza, Columbus, Ohio 43216.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE STATEMENT OF ADDITIONAL INFORMATION, DATED NOVEMBER 2, 1996, IS INCORPORATED HEREIN BY REFERENCE. THE TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION APPEARS ON PAGE 25 OF THIS PROSPECTUS.

                THE DATE OF THIS PROSPECTUS IS NOVEMBER 2, 1996.

                                GLOSSARY OF TERMS

ACCUMULATION UNIT - A statistical index measuring the net investment results of each Sub-Account of the NACo Variable Account. It is the unit of measurement used to determine the value of a Contract and each Participant Account.

ACTUARIAL RISK FEE - The charge made for mortality and expense risk and administration of the NACo Variable Account. It is computed on a daily basis and is equal to an annual rate of 0.95% of the daily net asset value of the NACo Variable Account.

ANNUITANT - The person actually receiving annuity payments and upon whose continuation of life any annuity payment involving life contingencies depends.

ANNUITIZATION - The date on which annuity payments are actually received.

ANNUITY COMMENCEMENT DATE - The date on which annuity payments are scheduled to commence.

BENEFICIARY - The person named on the application to receive certain benefits under the Contract upon the death of the designated Annuitant. The Beneficiary can be changed by the Contract Owner as set forth in the Contract.

CODE - The Internal Revenue Code of 1986, as amended.

COMPANY - Nationwide Life Insurance Company.

CONTINGENT BENEFICIARY - The person named on the application to be the Beneficiary if the named Beneficiary is not living at the time of the death of the designated Annuitant.

CONTRACT - The group flexible fund retirement contract issued by the Company to the Owner under which the Company invests Purchase Payments made by the Owner and assists the Owner in making Retirement Income Payments at specified dates.

CONTRACT DATE - The Contract Date is the date shown on the Contract.

CONTRACT YEAR - Each period starting with either (1) the Contract Date or (2) a Contract Anniversary. The Contract Year ends immediately prior to the next Contract Anniversary.

CONTRACT ANNIVERSARY - An anniversary of the Contract Date.

DISTRIBUTION - Any payment by the Company of part or all of the Contract Value under the Contract.

GENERAL ACCOUNT - An account comprised of all assets of the Company other than those in any segregated asset account (the NACo Variable Account).

MEMBER COUNTY - A county which is a member of the National Association of Counties ("NACo") or an entity approved by the President of NACo for participation under the NACo Program.

NACo PROGRAM - The deferred compensation program established and administered pursuant to Section 457 of the Code for the benefit of Member Counties of NACo.

NACo VARIABLE ACCOUNT - A segregated investment account established by the Company in which amounts equivalent to the Company's obligations under the Contract are held for all Participants, and for those Participants during retirement who have annuitized.

OWNER - The Member County to which the Contract is issued.

PARTICIPANT - An eligible employee, member, or other person who is entitled to benefits under the Plan. Such persons are determined and reported to the Company by the Owner.

PARTICIPANT ACCOUNT - An account established for each Participant in which all financial transactions occurring with respect to a Participant, other than the purchase and payment of an annuity, are recorded.

PARTICIPANT ACCOUNT YEAR - For each Participant, this is each one year period starting with either the Participant Effective Date or a Participant Anniversary, as reported to the Company by the Owner or its authorized representative.

PARTICIPANT ANNIVERSARY - An anniversary of the Participant Effective Date.

PARTICIPANT EFFECTIVE DATE - For each Participant, this is the first date Accumulation Units are credited to the Participant's Account on behalf of such Participant under the Contract.

PLAN - A Member County's Code Section 457 deferred compensation plan established and administered under the auspices of the NACo Program. The Plan document is referred to in the contract schedule as the Plan. The assets of the Plan are part of the general assets of the Member County, subject to the claims of the Member County's creditors. The Participants have a contractual claim against the Member County for the benefits promised by the Plan.

PURCHASE PAYMENTS - Amounts paid to the Company, pursuant to the Contract, in order to provide retirement income benefits.

RETIRED PARTICIPANT - A Participant for whom payments under an Optional Retirement Income Form are being made.


RETIREMENT INCOME PAYMENTS- Periodic payments of the Participant Account made to the Participant or to a designated Beneficiary during the Distribution period.

RETIREMENT COMMENCEMENT DATE- The date upon which Retirement Income Payments commence.


SUB-ACCOUNTS - Separate and distinct divisions of the NACo Variable Account to which specific Underlying Mutual Fund shares are allocated and for which Accumulation Units are separately maintained.


UNDERLYING MUTUAL FUND - The registered management investment company, specified on the Contract application, in which the assets of a Sub-Account of the Variable Account will be invested.

VALUATION DATE - Each day the New York Stock Exchange and the Company's Home Office are open for business or any other day during which there is a sufficient degree of trading of the NACo Variable Account's Underlying Mutual Fund shares that the current net asset value of its Accumulation Units might be materially affected.


VALUATION PERIOD - The period of time commencing at the close of business of the New York Stock Exchange and ending at the close of business for the next succeeding Valuation Date.

                                TABLE OF CONTENTS

GLOSSARY OF TERMS...............................................................................................2
SUMMARY OF CONTRACT EXPENSES....................................................................................5
SYNOPSIS.......................................................................................................11
CONDENSED FINANCIAL INFORMATION................................................................................12
NATIONWIDE LIFE INSURANCE COMPANY..............................................................................15
THE NACo VARIABLE ACCOUNT......................................................................................15
         Voting Rights.........................................................................................15
PERIODIC REPORTS...............................................................................................15
NACo VARIABLE ACCOUNT CHARGES, PURCHASE PAYMENTS
AND OTHER DEDUCTIONS...........................................................................................16
         Contingent Deferred Sales Charge......................................................................16
         Mortality and Expense Risk and Administration Charges.................................................16
         Premium Taxes.........................................................................................17
         Experience Credits....................................................................................17
         Expenses of the NACo Variable Account.................................................................17
DESCRIPTION OF THE CONTRACTS...................................................................................17
         Purpose of the Contracts..............................................................................17
         Modification of the Contract..........................................................................18
         Contract Rights and Privileges and Assignments........................................................18
         Exchange Privilege....................................................................................18
         Suspension and Termination............................................................................18
         Application of Purchase Payments......................................................................19
         Additional Purchase Payment Prior to Commencement of Annuity Payments.................................19
         Crediting Accumulation Units..........................................................................19
         NACo Variable Account Accumulation Unit Value.........................................................19
         Allocation of Purchase Payments.......................................................................20
         Valuation of an Account...............................................................................20
         Redemption of Participant Accounts (Termination)......................................................20
DISTRIBUTION OF PARTICIPANT ACCOUNTS (RETIREMENT PERIOD).......................................................21
         Retirement Income Payments............................................................................21
         Election of Income Form and Date......................................................................21
         Allocation of Retirement Income.......................................................................21
         Fixed Dollar Annuity..................................................................................21
         Minimum Payment.......................................................................................21
         Death Benefit Before Retirement.......................................................................21
         Optional Retirement Income Forms......................................................................21
         Death of Retired Participant..........................................................................22
         Withdrawal............................................................................................22
         Frequency of Payment..................................................................................22
         Determination of Payments Under Options A1 and A2.....................................................22
         Determination of Payments Under Options B1 and B2.....................................................22
         Determination of Amount of Variable Monthly Payments For First Year...................................23
         Determination of Amount of Variable Monthly Payments For the Second
           and Subsequent Years................................................................................23
         Alternate Assumed Interest Rate.......................................................................23
GENERAL INFORMATION............................................................................................24
         Substitution of Securities............................................................................24
         Performance Advertising...............................................................................24
         Contract Owner Inquiries..............................................................................25
         Net Investment Factor.................................................................................25
         Valuation of Assets...................................................................................25
         Federal Tax Status....................................................................................26
         Contracts Issued Under the New York Model Plan........................................................26
LEGAL PROCEEDINGS..............................................................................................26
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.......................................................26
APPENDIX.......................................................................................................27

                          SUMMARY OF CONTRACT EXPENSES

PARTICIPANT TRANSACTION EXPENSES

      Maximum Contingent Deferred Sales Charge(1) ....................................       4     %
      (as a percentage of Purchase Payments)                                          ------------

ANNUAL CONTRACT MAINTENANCE CHARGE(2) ................................................      $0
                                                                                      ------------
NACO VARIABLE ACCOUNT ANNUAL EXPENSES(3)
(as a percentage of average account value)

      Mortality and Expense Risk Fees ..............................................      0.50    %
                                                                                      ------------
      Administration Charge ........................................................      0.45    %
                                                                                      ------------
      Total NACo Variable Account Annual Expenses ..................................      0.95    %
                                                                                      ------------

(1)Imposed only when it is applicable (see "Contingent Deferred Sales Charge").

(2)Effective July 1, 1992, the Annual Contract Fee was eliminated.


(3)If total assets of a Plan under the NACo Program as of December 31 of each year exceed $10 million, the 0.45% Administration charge and the total NACo Variable Account Annual Expense ("Actuarial Risk Fee") will be reduced on a sliding scale on May 1 of each succeeding year as follows:


---------------------------------------------------------------------------------------------------------------------------
                                                      ADMINISTRATION CHARGE
                 ASSETS                     (AS A PORTION OF THE ACTUARIAL RISK FEE)          TOTAL ACTUARIAL RISK FEE
---------------------------------------------------------------------------------------------------------------------------
Greater  than $10  million but less than                      0.40%                                    0.90%
or equal to $25 million
---------------------------------------------------------------------------------------------------------------------------

Greater  than $25  million but less than                      0.30%                                    0.80%
or equal to $50 million
---------------------------------------------------------------------------------------------------------------------------

Greater  than $50 million but less than                       0.20%                                    0.70%
or equal to $150 million

---------------------------------------------------------------------------------------------------------------------------

Greater than $150 million                                     0.15%                                    0.65%
---------------------------------------------------------------------------------------------------------------------------


     The Administration Charge and Actuarial Risk Fee shall be determined as of December 31 of such calendar year and reduced according to the sliding scale, if applicable, effective the next succeeding May 1. For new Contracts after the effective date of the sliding scale, the Administration Charge and Actuarial Risk Fee shall be determined in accordance with the above table at the issuance of the Contract and thereafter each year at the time and in the manner described above.

                  UNDERLYING MUTUAL FUND ANNUAL EXPENSES(1)
                        (After Expense Reimbursement)
        (as a percentage of Underlying Mutual Fund average net assets)

                                                                                                  Total Underlying
                                                Management          Other            12b-1           Mutual Fund
                                                   Fees           Expenses            Fees         Annual Expenses
--------------------------------------------------------------------------------------------------------------------
The Bond Fund of America(SM), Inc.                0.35%             0.11%            0.23%              0.69%
--------------------------------------------------------------------------------------------------------------------
The Dreyfus Third Century Fund, Inc.              0.75%             0.37%            0.00%              1.12%
--------------------------------------------------------------------------------------------------------------------
The Evergreen Total Return Fund - Class Y         0.98%             0.21%            0.00%              1.19%
--------------------------------------------------------------------------------------------------------------------
Federated U.S. Government Securities: 2-5         0.40%             0.18%            0.00%              0.58%
Years - Institutional Shares
--------------------------------------------------------------------------------------------------------------------
Fidelity Equity-Income Fund                       0.44%             0.23%            0.00%              0.67%
--------------------------------------------------------------------------------------------------------------------
Fidelity Capital & Income Fund                    0.70%             0.30%            0.00%              1.00%
--------------------------------------------------------------------------------------------------------------------
Fidelity Contrafund                               0.70%             0.28%            0.00%              0.98%
--------------------------------------------------------------------------------------------------------------------
Fidelity Magellan(R)Fund                           0.73%             0.19%            0.00%              0.92%
--------------------------------------------------------------------------------------------------------------------
Fidelity OTC Portfolio                            0.53%             0.29%            0.00%              0.82%
--------------------------------------------------------------------------------------------------------------------
Fidelity Puritan Fund                             0.46%             0.21%            0.00%              0.67%
--------------------------------------------------------------------------------------------------------------------
The Investment Company of America(R)              0.26%             0.13%            0.21%              0.60%
--------------------------------------------------------------------------------------------------------------------
MAS Funds Fixed Income Portfolio                  0.38%             0.11%            0.00%              0.49%
--------------------------------------------------------------------------------------------------------------------
MFS(R)Growth Opportunities Fund-Class A             0.43%             0.29%            0.25%              0.97%
--------------------------------------------------------------------------------------------------------------------
MFS(R)High Income Fund-Class A                     0.45%             0.34%            0.31%              1.10%
--------------------------------------------------------------------------------------------------------------------
Massachusetts Investors Growth Stock              0.31%             0.23%            0.29%              0.83%
Fund-Class A
--------------------------------------------------------------------------------------------------------------------
Nationwide(R)Fund                                  0.50%             0.13%            0.00%              0.63%
--------------------------------------------------------------------------------------------------------------------
Nationwide(R)Growth Fund                           0.50%             0.16%            0.00%              0.66%
--------------------------------------------------------------------------------------------------------------------
Nationwide(R)Money Market Fund                     0.45%             0.17%            0.00%              0.62%
--------------------------------------------------------------------------------------------------------------------
Neuberger & Berman Guardian Fund                  0.72%             0.12%            0.00%              0.84%
--------------------------------------------------------------------------------------------------------------------
Putnam Investors Fund-Class A                     0.61%             0.13%            0.25%              0.99%
--------------------------------------------------------------------------------------------------------------------
Putnam Voyager Fund -Class A                      0.53%             0.29%            0.25%              1.07%
--------------------------------------------------------------------------------------------------------------------
SEI Index Funds - S & P 500 Index Portfolio       0.15%             0.05%            0.05%              0.25%
--------------------------------------------------------------------------------------------------------------------
Seligman Growth Fund, Inc.-Class A(2)             0.49%             0.28%            0.23%              1.00%
--------------------------------------------------------------------------------------------------------------------
Short-Term Investments  Trust-Treasury            0.63%             0.26%            0.00%              0.89%
Portfolio - Institutional Class
--------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock Fund(R)         0.69%             0.20%            0.00%              0.89%
--------------------------------------------------------------------------------------------------------------------
Templeton Foreign Fund(2)  - Class I              0.63%             0.27%            0.25%              1.15%
--------------------------------------------------------------------------------------------------------------------
Twentieth Century Growth Investors                1.00%             0.00%            0.00%              1.00%
--------------------------------------------------------------------------------------------------------------------
Twentieth Century Ultra Investors                 1.00%             0.00%            0.00%              1.00%
--------------------------------------------------------------------------------------------------------------------

(1)The Mutual Fund expenses shown above are assessed at the Underlying Mutual Fund level and are not direct charges against the NACo Variable Account assets or reductions from Contract values. These Underlying Mutual Fund expenses are taken into consideration in computing each Underlying Mutual Fund's net asset value, which is the share price used to calculate the NACo Variable Account's unit value. There are no front-end load fees (sales charges) at the Underlying Mutual Fund level. The following funds are subject to fee waivers or expense reimbursement arrangements:

------------------------------------------------------------------------------------------------------------
                        FUND                                            EXPENSES WITHOUT
                                                                     REIMBURSEMENT OR WAIVER
------------------------------------------------------------------------------------------------------------
Federated U.S. Government Securities Fund: 2-5 Years   The total operating  expenses would have been 0.79%
- Institutional Shares                                 absent  the  voluntary  waiver of a portion  of the
                                                       shareholder service fee.
------------------------------------------------------------------------------------------------------------
Fidelity Equity-Income Fund                            The Fund has  entered  into  arrangements  with its
                                                       custodian  and  transfer  agent  whereby  interest
                                                       earned  on  uninvested  cash  balances  is  used to
                                                       reduce  custodian  and  transfer  agent  expenses.
                                                       Including  these  reductions,  the total  operating
                                                       expenses  presented  in the table  would  have been
                                                       0.68%.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Fidelity Magellan(R) Fund                              The Fund has  entered  into  arrangements  with its
                                                       custodian  and  transfer  agent  whereby  interest
                                                       earned  on  uninvested  cash  balances  is  used to
                                                       reduce  custodian  and  transfer  agent  expenses.
                                                       Including  these  reductions,  the total  operating
                                                       expenses  presented  in the table  would  have been
                                                       0.95%.
------------------------------------------------------------------------------------------------------------
Fidelity OTC Portfolio                                 The Fund has  entered  into  arrangements  with its
                                                       custodian  and  transfer  agent  whereby  interest
                                                       earned  on  uninvested  cash  balances  is  used to
                                                       reduce  custodian  and  transfer  agent  expenses.
                                                       Including  these  reductions,  the total  operating
                                                       expenses  presented  in the table  would  have been
                                                       0.83%.
------------------------------------------------------------------------------------------------------------
Fidelity Puritan Fund                                  The Fund has  entered  into  arrangements  with its
                                                       custodian  and  transfer  agent  whereby  interest
                                                       earned  on  uninvested  cash  balances  is  used to
                                                       reduce  custodian  and  transfer  agent  expenses.
                                                       Including  these  reductions,  the total  operating
                                                       expenses  presented  in the table  would  have been
                                                       0.69%.
------------------------------------------------------------------------------------------------------------
Massachusetts Investors Growth Stock Fund - Class A    The Fund's custodian fee will be reduced based upon
                                                       the amount of cash maintained by the Fund.
------------------------------------------------------------------------------------------------------------
MFS(R) Growth Opportunities Fund                       Currently, 0.10% of the distribution/service fee
                                                       is being waived.
------------------------------------------------------------------------------------------------------------
MFS(R)High Income Fund - Class A                       The Fund's custodian fee will be reduced based upon
                                                       the amount of cash maintained by the Fund.
------------------------------------------------------------------------------------------------------------
Nationwide(R)Money Market Fund                         The  Fund  will  waive  0.05%  of the  total  0.50%
                                                       management fee until further notice.
------------------------------------------------------------------------------------------------------------



The information relating to the Underlying Mutual Fund expenses was provided by the Underlying Mutual Fund and was not independently verified by the Company.

                                     EXAMPLE

The following chart depicts the dollar amount of expenses that would be incurred under this Contract assuming total NACo Variable Account annual expenses of 0.95%, a $1,000 initial Purchase Payment and 5% annual return on assets.


                                                                 ----------------------------------------------------
                                                                           If you surrender your Contract
                                                                            at the end of the applicable
                                                                                     time period
---------------------------------------------------------------------------------------------------------------------
                                                                    1 Yr.        3 Yrs.       5 Yrs.       10 Yrs.
---------------------------------------------------------------------------------------------------------------------
The Bond Fund of America (SM), Inc.                                  57            93           132          240
---------------------------------------------------------------------------------------------------------------------
The  Dreyfus Third Century Fund, Inc.                                62           107           155          287
---------------------------------------------------------------------------------------------------------------------
The Evergreen Total Return Fund - Class V                            62           109           159          295
---------------------------------------------------------------------------------------------------------------------
Federated U.S. Government Securities Fund: 2-5 years -               56            89           124          223
Institutional Shares
---------------------------------------------------------------------------------------------------------------------
Fidelity Equity-Income Fund                                          57            93           131          239
---------------------------------------------------------------------------------------------------------------------
Fidelity Capital & Income Fund                                       60           103           149          274
---------------------------------------------------------------------------------------------------------------------
Fidelity Contrafund                                                  60           102           147          271
---------------------------------------------------------------------------------------------------------------------
Fidelity Magellan(R)Fund                                             60           102           147          271
---------------------------------------------------------------------------------------------------------------------
Fidelity OTC Portfolio                                               58            97           138          253
---------------------------------------------------------------------------------------------------------------------
Fidelity Puritan Fund                                                57            93           132          240
---------------------------------------------------------------------------------------------------------------------
The Investment Company of America(R)                                 56            90           127          230
---------------------------------------------------------------------------------------------------------------------
MAS Funds Fixed Income Portfolio                                     55            87           121          217
---------------------------------------------------------------------------------------------------------------------
MFS(R)Growth Opportunities Fund- Class A                             60           102           147          271
---------------------------------------------------------------------------------------------------------------------
MFS(R)High Income Fund-Class A                                       62           106           154          285
---------------------------------------------------------------------------------------------------------------------
Massachusetts Investors Growth  Stock Fund-Class A                   59            98           139          256
---------------------------------------------------------------------------------------------------------------------
Nationwide(R)Fund                                                    57            91           129          233
---------------------------------------------------------------------------------------------------------------------
Nationwide(R)Growth Fund                                             57            92           130          237
---------------------------------------------------------------------------------------------------------------------
Nationwide(R)Money Market Fund                                       56            91           128          232
---------------------------------------------------------------------------------------------------------------------
Neuberger & Berman Guardian Fund                                     59            98           141          258
---------------------------------------------------------------------------------------------------------------------
Putnam  Investors Fund-Class A                                       60           103           148          273
---------------------------------------------------------------------------------------------------------------------
Putnam Voyager Fund-Class A                                          61           105           152          282
---------------------------------------------------------------------------------------------------------------------
SEI Index Funds - S & P 500 Index Portfolio                          53            79           108          189
---------------------------------------------------------------------------------------------------------------------
Seligman Growth Fund, Inc.-Class A                                   60           103           149          274
---------------------------------------------------------------------------------------------------------------------
Short-Term Investments Trust - Treasury Portfolio -                  59           100           143          262
Institutional Class
---------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock Fund(R)                            60           100           144          264
---------------------------------------------------------------------------------------------------------------------
Templeton Foreign Fund - Class I                                     62           108           157          290
---------------------------------------------------------------------------------------------------------------------
Twentieth Century Growth Investors                                   60           103           149          274
---------------------------------------------------------------------------------------------------------------------
Twentieth Century Ultra Investors                                    60           103           149          274
---------------------------------------------------------------------------------------------------------------------

                                                        (continued on next page)

The following chart depicts the dollar amount of expenses that would be incurred under this Contract assuming total NACo Variable Account annual expenses of 0.95%, a $1,000 initial Purchase Payment and 5% annual return on assets.


                                                                 ----------------------------------------------------
                                                                        If you do not surrender your Contract
                                                                            at the end of the applicable
                                                                                     time period
---------------------------------------------------------------------------------------------------------------------
                                                                    1 Yr.        3 Yrs.       5 Yrs.       10 Yrs.
---------------------------------------------------------------------------------------------------------------------
The Bond Fund of America(SM), Inc.                                   17            53           92           200
---------------------------------------------------------------------------------------------------------------------
The  Dreyfus Third Century Fund, Inc.                                22            67          115           247
---------------------------------------------------------------------------------------------------------------------
The Evergreen Total Return Fund -Class V                             22            69          119           255
---------------------------------------------------------------------------------------------------------------------
Federated U.S. Government Securities Fund: 2-5 years-                16            49           84           183
Institutional Shares
---------------------------------------------------------------------------------------------------------------------
Fidelity Equity-Income Fund                                          17            53           91           199
---------------------------------------------------------------------------------------------------------------------
Fidelity Capital & Income Fund                                       20            63          109           234
---------------------------------------------------------------------------------------------------------------------
Fidelity Contrafund                                                  20            62          107           231
---------------------------------------------------------------------------------------------------------------------
Fidelity Magellan(R)Fund                                             20            62          107           231
---------------------------------------------------------------------------------------------------------------------
Fidelity OTC Portfolio                                               18            57           98           213
---------------------------------------------------------------------------------------------------------------------
Fidelity Puritan Fund                                                17            53           92           200
---------------------------------------------------------------------------------------------------------------------
The Investment Company of America(R)                                 16            50           87           190
---------------------------------------------------------------------------------------------------------------------
MAS Funds Fixed Income Portfolio                                     15            47           81           177
---------------------------------------------------------------------------------------------------------------------
MFS(R)Growth Opportunities Fund- Class A                             20            62          107           231
---------------------------------------------------------------------------------------------------------------------
MFS(R)High Income Fund-Class A                                       22            66          114           245
---------------------------------------------------------------------------------------------------------------------
Massachusetts Investors  Growth  Stock Fund-Class A                  19            58           99           216
---------------------------------------------------------------------------------------------------------------------
Nationwide(R)Fund                                                    17            51           89           193
---------------------------------------------------------------------------------------------------------------------
Nationwide(R)Growth Fund                                             17            52           90           197
---------------------------------------------------------------------------------------------------------------------
Nationwide(R)Money Market Fund                                       16            51           88           192
---------------------------------------------------------------------------------------------------------------------
Neuberger & Berman Guardian Fund                                     19            58          101           218
---------------------------------------------------------------------------------------------------------------------
Putnam  Investors Fund-Class A                                       20            63          108           233
---------------------------------------------------------------------------------------------------------------------
Putnam Voyager Fund-Class A                                          21            65          112           242
---------------------------------------------------------------------------------------------------------------------
SEI Index Funds - S & P 500 Index Portfolio                          13            39           68           149
---------------------------------------------------------------------------------------------------------------------
Seligman Growth Fund, Inc.-Class A                                   20            63          109           234
---------------------------------------------------------------------------------------------------------------------
Short-Term Investments Trust - Treasury Portfolio -                  19            60          103           222
Institutional Class
---------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock Fund(R)                            20            60          104           224
---------------------------------------------------------------------------------------------------------------------
Templeton Foreign Fund - Class I                                     22            68          117           250
---------------------------------------------------------------------------------------------------------------------
Twentieth Century Growth Investors                                   20            63          109           234
---------------------------------------------------------------------------------------------------------------------
Twentieth Century Ultra Investors                                    20            63          109           234
---------------------------------------------------------------------------------------------------------------------


                                                        (continued on next page)

The following chart depicts the dollar amount of expenses that would be incurred under this Contract assuming a total NACo Variable Account annual expenses of 0.95%, $1,000 initial Purchase Payment and 5% annual return on assets.



                                                                 ----------------------------------------------------
                                                                           If you annuitize your Contract
                                                                      at the end of the applicable time period
---------------------------------------------------------------------------------------------------------------------
                                                                    1 Yr.        3 Yrs.       5 Yrs.       10 Yrs.
---------------------------------------------------------------------------------------------------------------------
The Bond Fund of America(SM), Inc.                                   17            53           92           200
---------------------------------------------------------------------------------------------------------------------
The  Dreyfus Third Century Fund, Inc.                                22            67           115          247
---------------------------------------------------------------------------------------------------------------------
The Evergreen Total Return Fund - Class V                            22            69           119          255
---------------------------------------------------------------------------------------------------------------------
Federated U.S. Government Securities Fund: 2-5 years -               16            49            84          183
Institutional Shares
---------------------------------------------------------------------------------------------------------------------
Fidelity Equity-Income Fund                                          17            53            91          199
---------------------------------------------------------------------------------------------------------------------
Fidelity Capital & Income Fund                                       20            63           109          234
---------------------------------------------------------------------------------------------------------------------
Fidelity Contrafund                                                  20            62           107          231
---------------------------------------------------------------------------------------------------------------------
Fidelity Magellan(R)Fund                                             20            62           107          231
---------------------------------------------------------------------------------------------------------------------
Fidelity OTC Portfolio                                               18            57            98          213
---------------------------------------------------------------------------------------------------------------------
Fidelity Puritan Fund                                                17            53            92          200
---------------------------------------------------------------------------------------------------------------------
The Investment Company of America(R)                                 16            50            87          190
---------------------------------------------------------------------------------------------------------------------
MAS Funds Fixed Income Portfolio                                     15            47            81          177
---------------------------------------------------------------------------------------------------------------------
MFS(R)Growth Opportunities Fund- Class A                             20            62           107          231
---------------------------------------------------------------------------------------------------------------------
MFS(R)High Income Fund-Class A                                       22            66           114          245
---------------------------------------------------------------------------------------------------------------------
Massachusetts Investors  Growth  Stock Fund-Class A                  19            58            99          216
---------------------------------------------------------------------------------------------------------------------
Nationwide(R)Fund                                                    17            51            89          193
---------------------------------------------------------------------------------------------------------------------
Nationwide(R)Growth Fund                                             17            52            90          197
---------------------------------------------------------------------------------------------------------------------
Nationwide(R)Money Market Fund                                       16            51            88          192
---------------------------------------------------------------------------------------------------------------------
Neuberger & Berman Guardian Fund                                     19            58           101          218
---------------------------------------------------------------------------------------------------------------------
Putnam  Investors Fund-Class A                                       20            63           108          233
---------------------------------------------------------------------------------------------------------------------
Putnam Voyager Fund-Class A                                          21            65           112          242
---------------------------------------------------------------------------------------------------------------------
SEI Index Funds - S & P 500 Index Portfolio                          13            39            68          149
---------------------------------------------------------------------------------------------------------------------
Seligman Growth Fund, Inc.-Class A                                   20            63           109          234
---------------------------------------------------------------------------------------------------------------------
Short-Term Investments Trust - Treasury Portfolio -                  19            60           103          222
Institutional Class
---------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock Fund(R)                            20            60           104          224
---------------------------------------------------------------------------------------------------------------------
Templeton Foreign Fund - Class I                                     22            68           117          250
---------------------------------------------------------------------------------------------------------------------
Twentieth Century Growth Investors                                   20            63           109          234
---------------------------------------------------------------------------------------------------------------------
Twentieth Century Ultra Investors                                    20            63           109          234
---------------------------------------------------------------------------------------------------------------------


     This Example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

     The purpose of the preceding tables is to assist the Participant in understanding the various costs and expenses that a Participant will bear directly or indirectly when investing in the Contract. The table reflects expenses of the NACo Variable Account as well as the Underlying Mutual Fund investment options. For a more detailed explanation of these expenses, see "NACo Variable Account Charges, Purchase Payments, and Other Deductions." For more and complete information regarding expenses paid out of the assets of a particular Underlying Mutual Fund, see the Underlying Mutual Fund's prospectus. In addition to the expenses shown above, deductions for premium taxes may also be applicable, depending upon the jurisdiction in which the Contract is sold (see "Premium Taxes").

                                    SYNOPSIS

     The Contracts described in this prospectus are designed for use in connection with deferred compensation plans adopted by Member Counties under the NACo Program. Such Plans qualify for favorable tax treatment under Section 457 of the Code. The Participants are generally not subject to federal income tax on amounts deferred under such plans until Distributions are received from the Plan. Purchase Payments made at any time by or on behalf of any Participant must be at least $20 per month.

     Purchase Payments under the Contracts are placed in the NACo Variable Account. The NACo Variable Account is a unit investment trust with 28 Sub-Accounts of unit values, each reflecting investment results of a different management investment company. Amounts equivalent to the obligations of the Company under each Sub-Account will be invested in the specified management investment company (see "Appendix of Participating Funds").

     The Company does not deduct a sales charge from Purchase Payments made for these Contracts. However, in the event of the termination of this Contract and directions from the Owner to the Company to withdraw all or part of the account value of the Contract, the Company will, with certain exceptions, deduct from the Contract Value, on a per Participant basis, a Contingent Deferred Sales Charge ("CDSC") equal to not more than 4% of the lesser of the total of all Purchase Payments made prior to the date of the request for withdrawal, or the amount withdrawn. Absent Contract termination by the Owner, the CDSC provision will not apply and therefore any full or partial withdrawals made on behalf of a Participant will not be subject to any CDSC. The CDSC, when applicable, is imposed to permit the Company to recover sales expenses which have been advanced by the Company (see "Contingent Deferred Sales Charge").

     Any applicable premium taxes can be deducted and will be charged against the Contracts. If any such premium taxes are payable at the time Purchase Payments are made, the premium tax deduction will be made from the Contract prior to allocation to any Underlying Mutual Fund option (see "Premium Taxes").

     A daily deduction is made from the NACo Variable Account in an amount equivalent to an annual rate up to of 0.95% of the daily net asset value of the NACo Variable Account for the Company's contractual promises to accept the mortality and expense risks and for administration of the NACo Variable Account (see "Mortality and Expense Risk and Administration"). In addition, the investment companies whose shares are purchased by the NACo Variable Account make certain deductions from their assets.

     The Contracts provide that the mortality basis, minimum death benefits and the deductions made from Purchase Payments, Participants' Accounts, the Contingent Deferred Sales Charges, and Actuarial Risk Fees may be changed by the Company after the first Contract Year (see "Modification of the Contract").

                         CONDENSED FINANCIAL INFORMATION
 Accumulation Unit Values (For an accumulation unit outstanding throughout the period)

                                 Accumulation         Accumulation          Number of
                                  Unit Value           Unit Value      Accumulation Units
                                 At Beginning            At End        Outstanding At The
   Underlying Mutual Fund          Of Period           Of Period        End Of The Period     Year
------------------------------------------------------------------------------------------------------
The Bond Fund of                   1.741422             2.039710            6,578,720         1995
America(SM), Inc.             ------------------------------------------------------------------------
                                   1.850918             1.741422            5,740,929         1994
                              ------------------------------------------------------------------------
                                   1.637181             1.850918            5,644,051         1993
                              ------------------------------------------------------------------------
                                   1.484255             1.637181            4,185,113         1992
                              ------------------------------------------------------------------------
                                   1.338732             1.484255            3,262,200         1991*
------------------------------------------------------------------------------------------------------
The Dreyfus Third                  1.663803             2.238323            9,402,637         1995
Century Fund, Inc.            ------------------------------------------------------------------------
                                   1.814915             1.663803            9,817,673         1994
                              ------------------------------------------------------------------------
                                   1.740666             1.814915           10,291,485         1993
                              ------------------------------------------------------------------------
                                   1.723855             1.740666            8,918,980         1992
                              ------------------------------------------------------------------------
                                   1.503652             1.723855            4,654,790         1991*
------------------------------------------------------------------------------------------------------
The Evergreen                      1.419467             1.741651            2,635,928         1995
Total Return Fund - Class V   ------------------------------------------------------------------------
                                   1.531292             1.419467            3,343,918         1994
                              ------------------------------------------------------------------------
                                   1.368966             1.531292           10,220,011         1993
                              ------------------------------------------------------------------------
                                   1.256090             1.368966            8,701,160         1992
                              ------------------------------------------------------------------------
                                   1.146614             1.256090            7,977,105         1991*
------------------------------------------------------------------------------------------------------
Federated U.S. Government          1.062969             1.195751            2,344,091         1995
Securities Fund: 2-5 years -  ------------------------------------------------------------------------
Institutional Shares               1.094086             1.062969            1,802,090         1994
                              ------------------------------------------------------------------------
                                   1.031362             1.094086            1,501,568         1993
                              ------------------------------------------------------------------------
                                   1.000000             1.031362              359,089         1992
------------------------------------------------------------------------------------------------------
Fidelity Capital &                 3.210584             3.712491              818,785         1995
Income Fund                   ------------------------------------------------------------------------
                                   3.397953             3.210584              900,127         1994
                              ------------------------------------------------------------------------
                                   2.746533             3.397953            1,009,928         1993
                              ------------------------------------------------------------------------
                                   2.165417             2.746533            1,100,291         1992
                              ------------------------------------------------------------------------
                                   1.972198             2.165417            1,260,909         1991*
------------------------------------------------------------------------------------------------------
Fidelity Contrafund                0.974545             1.315600           86,483,728         1995
                              ------------------------------------------------------------------------
                                   0.994981             0.974545           59,048,072         1994
                              ------------------------------------------------------------------------
                                   1.000000             0.994981           17,300,194         1993
------------------------------------------------------------------------------------------------------
Fidelity Equity- Income Fund       3.424310             4.471070           41,090,717         1995
                              ------------------------------------------------------------------------
                                   3.448520             3.424310           37,439,255         1994
                              ------------------------------------------------------------------------
                                   2.869860             3.448520           30,564,448         1993
                              ------------------------------------------------------------------------
                                   2.526472             2.869860           25,417,028         1992
                              ------------------------------------------------------------------------
                                   2.283309             2.526472           24,200,256         1991*
------------------------------------------------------------------------------------------------------
Fidelity Magellan(R)Fund           0.960039             1.301185           63,751,788         1995
                              ------------------------------------------------------------------------
                                   0.987051             0.960039           43,410,162         1994
                              ------------------------------------------------------------------------
                                   1.000000             0.987051            9,307,585         1993
------------------------------------------------------------------------------------------------------
Fidelity OTC Portfolio             1.001544             1.371346            3,611,136         1995
                              ------------------------------------------------------------------------
                                   1.000000             1.001544              414,031         1994
------------------------------------------------------------------------------------------------------
Fidelity Puritan Fund              0.959935             1.154955           11,375,851         1995
                              ------------------------------------------------------------------------
                                   1.000000             0.959935            3,191,039         1994
------------------------------------------------------------------------------------------------------
The Investment                     1.157835             1.498194           21,189,283         1995
Company of America(R)         ------------------------------------------------------------------------
                                   1.167040             1.157835           15,911,747         1994
                              ------------------------------------------------------------------------
                                   1.055548             1.167040            9,316,764         1993
                              ------------------------------------------------------------------------
                                   1.000000             1.055548            1,904,764         1992
------------------------------------------------------------------------------------------------------
MAS Funds Fixed Income             0.980782             1.156444              461,663         1995
Portfolio                     ------------------------------------------------------------------------
                                   1.000000             0.980782               16,059         1994
------------------------------------------------------------------------------------------------------
Massachusetts Investors            7.034148             8.942612              877,034         1995
Growth Stock Fund-Class A     ------------------------------------------------------------------------
                                   7.613442             7.034148              876,723         1994
                              ------------------------------------------------------------------------
                                   6.714892             7.613442              837,196         1993
                              ------------------------------------------------------------------------
                                   6.368639             6.714892              711,003         1992
                              ------------------------------------------------------------------------
                                   5.100857             6.368639              559,059         1991*
------------------------------------------------------------------------------------------------------

*Period from July 1, 1991 (the date Participant accounts of the NACo Program were transferred from the Nationwide DC Variable Account to the NACo Variable Account and the NACo Variable Account commenced operations exclusive to the NACo Program).

                                                        (Continued on next page)

Accumulation Unit Values (For an accumulation unit outstanding throughout the period)

                                 Accumulation         Accumulation          Number of
                                  Unit Value           Unit Value      Accumulation Units
                                 At Beginning            At End        Outstanding At The
   Underlying Mutual Fund          Of Period           Of Period        End Of The Period     Year
------------------------------------------------------------------------------------------------------
MFS(R)Growth                       4.589533             6.114190            2,209,754         1995
Opportunities Fund-Class A    ------------------------------------------------------------------------
                                   4.834037             4.589533            2,656,048         1994
                              ------------------------------------------------------------------------
                                   4.200054             4.834037            6,486,767         1993
                              ------------------------------------------------------------------------
                                   3.936838             4.200054            6,897,026         1992
                              ------------------------------------------------------------------------
                                   3.656615             3.936838            7,710,706         1991*
------------------------------------------------------------------------------------------------------
MFS(R)High                         4.265493             4.949752            1,898,625         1995
Income Fund- Class A          ------------------------------------------------------------------------
                                   4.422523             4.265493            1,736,718         1994
                              ------------------------------------------------------------------------
                                   3.739642             4.422523            1,666,484         1993
                              ------------------------------------------------------------------------
                                   3.225557             3.739642            1,036,199         1992
                              ------------------------------------------------------------------------
                                   2.894993             3.225557              817,803         1991*
------------------------------------------------------------------------------------------------------
Nationwide(R)                      9.468045            12.191058            2,755,666         1995
Fund                          ------------------------------------------------------------------------
                                   9.502760             9.468045            2,754,540         1994
                              ------------------------------------------------------------------------
                                   8.985447             9.502760            2,950,704         1993
                              ------------------------------------------------------------------------
                                   8.810680             8.985447            3,032,348         1992
                              ------------------------------------------------------------------------
                                   7.837093             8.810680            2,238,323         1991*
------------------------------------------------------------------------------------------------------
Nationwide(R)                      2.092009             2.667201            2,409,384         1995
Growth Fund                   ------------------------------------------------------------------------
                                   2.081399             2.092009            2,602,594         1994
                              ------------------------------------------------------------------------
                                   1.887524             2.081399            6,293,504         1993
                              ------------------------------------------------------------------------
                                   1.792687             1.887524            5,507,203         1992
                              ------------------------------------------------------------------------
                                   1.498853             1.792687            4,283,563         1991*
------------------------------------------------------------------------------------------------------
Nationwide(R)Money                 2.654661             2.774433           15,458,252         1995
Market Fund**                 ------------------------------------------------------------------------
                                   2.583387             2.654661           14,664,113         1994
                              ------------------------------------------------------------------------
                                   2.542721             2.583387           15,887,549         1993
                              ------------------------------------------------------------------------
                                   2.487178             2.542721           17,431,451         1992
                              ------------------------------------------------------------------------
                                   2.437912             2.487178           20,546,392         1991*
------------------------------------------------------------------------------------------------------
Neuberger & Berman Guardian        0.955773             1.250781            7,940,457         1995
Fund                          ------------------------------------------------------------------------
                                   1.000000             0.955773              907,272         1994
------------------------------------------------------------------------------------------------------
Putnam Investors                   8.297318            11.305164            2,260,621         1995
Fund-Class A                  ------------------------------------------------------------------------
                                   8.652501             8.297318            2,145,377         1994
                              ------------------------------------------------------------------------
                                   7.410567             8.652501            1,975,963         1993
                              ------------------------------------------------------------------------
                                   6.934213             7.410567            1,682,860         1992
                              ------------------------------------------------------------------------
                                   6.383603             6.934213            1,597,104         1991*
------------------------------------------------------------------------------------------------------
Putnam Voyager                     1.982311             2.752130           27,203,903         1995
Fund-Class A                  ------------------------------------------------------------------------
                                   1.992379             1.982311           19,751,850         1994
                              ------------------------------------------------------------------------
                                   1.698751             1.992379           12,946,038         1993
                              ------------------------------------------------------------------------
                                   1.563079             1.698751            5,917,563         1992
                              ------------------------------------------------------------------------
                                   1.256187             1.563079            1,655,847         1991*
------------------------------------------------------------------------------------------------------
Seligman Growth                    7.020585             8.934609              616,776         1995
Fund, Inc.-Class A            ------------------------------------------------------------------------
                                   7.370495             7.020585              582,039         1994
                              ------------------------------------------------------------------------
                                   6.989639             7.370495              538,601         1993
                              ------------------------------------------------------------------------
                                   6.340967             6.989639              364,304         1992
                              ------------------------------------------------------------------------
                                   5.483042             6.340967              308,224         1991*
------------------------------------------------------------------------------------------------------

*Period from July 1, 1991 (the date Participant accounts of the NACo Program were transferred from the Nationwide DC Variable Account to the NACo Variable Account and the NACo Variable Account commenced operations exclusive to the NACo Program).

**The 7-day yield on the Nationwide(R) Money Market Fund as of December 31, 1995 was 4.23 %.

                                                        (Continued on next page)

 Accumulation Unit Values (For an Accumulation Unit outstanding throughout the period)

                                          Accumulation        Accumulation           Number of
                                           Unit Value          Unit Value       Accumulation Units
                                          At Beginning           At End         Outstanding At The
       Underlying Mutual Fund              Of Period            Of Period        End Of The Period     Year
---------------------------------------------------------------------------------------------------------------
Short-Term Investments Trust -              1.066889            1.119630             1,524,715         1995
Treasury                               ------------------------------------------------------------------------
Portfolio - Institutional Class***          1.034183            1.066889             1,223,255         1994
                                       ------------------------------------------------------------------------
                                            1.012172            1.034183               500,957         1993
                                       ------------------------------------------------------------------------
                                            1.000000            1.012172               246,584         1992
---------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock           0.929695            1.025854            10,412,582         1995
Fund(R)                                ------------------------------------------------------------------------
                                            1.000000            0.929695             4,482,375         1994
---------------------------------------------------------------------------------------------------------------
Templeton Foreign Fund - Class I            0.944596            1.040054            16,316,118         1995
                                       ------------------------------------------------------------------------
                                            1.000000            0.944596             6,972,585         1994
---------------------------------------------------------------------------------------------------------------
Twentieth Century                           3.359891            4.005400            37,362,979         1995
Growth Investors                       ------------------------------------------------------------------------
                                            3.443124            3.359891            38,748,520         1994
                                       ------------------------------------------------------------------------
                                            3.350122            3.443124            41,912,416         1993
                                       ------------------------------------------------------------------------
                                            3.533694            3.350122            43,106,409         1992
                                       ------------------------------------------------------------------------
                                            2.571846            3.533694            31,955,054         1991*
---------------------------------------------------------------------------------------------------------------
Twentieth Century Ultra                     0.926489            1.263551            79,405,506         1995
Investors                              ------------------------------------------------------------------------
                                            0.970411            0.926489            59,484,505         1994
                                       ------------------------------------------------------------------------
                                            1.000000            0.970411            21,036,904         1993
---------------------------------------------------------------------------------------------------------------

*Period from July 1, 1991 (the date Participant accounts of the NACo Program were transferred from the Nationwide DC Variable Account to the NACo Variable Account and the NACo Variable Account commenced operations exclusive to the NACo Program).

***The 7-day yield on the Short-Term Investments Trust  - Treasury Portfolio as of December 31, 1995 was
   4.68%.


The SEI Index Funds - S&P Index Portfolio first became effective on May 1, 1996, in conjunction with this Plan. Accordingly, information for this fund is not available at this time.

                        NATIONWIDE LIFE INSURANCE COMPANY

     Nationwide Life Insurance Company (the "Company") is a stock life insurance company organized under the laws of the State of Ohio in March, 1929. The Company is a member of the "Nationwide Insurance Enterprise", with it's Home Office at One Nationwide Plaza, Columbus, Ohio 43215. The Company offers a complete line of life insurance, including annuities and accident and health insurance. It is admitted to do business in all states, the District of Columbia, the Virgin Islands, and Puerto Rico.

                            THE NACo VARIABLE ACCOUNT

     NACo Variable Account was established by the Company on September 7, 1988, pursuant to the provisions of Ohio law. NACo Variable Account has been registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. Such registration does not involve supervision of the management of the NACo Variable Account or the Company by the Securities and Exchange Commission.

     The net Purchase Payments applied to the NACo Variable Account are invested in shares of the Underlying Mutual Funds available under the terms of the Contract. The NACo Variable Account is divided into 28 Sub-Accounts of Accumulation Units, each of which represents a separate Underlying Mutual Fund (see "Appendix Participating Funds" for a description of the investment objective of each Underlying Mutual Fund).

     Each Sub-Account in the NACo Variable Account is administered and accounted for as a part of the separate account, but the income, capital gains or losses of each Sub-Account are credited to or charged against the assets held for that Sub-Account in accordance with the terms of each Contract, without regard to other income, capital gains or losses of any other Sub-Account, or arising out of any other business the Company may conduct. The assets within each Sub-Account are not chargeable with liabilities arising out of the business conducted by any other Sub-Account, nor will the NACo Variable Account as a whole be chargeable with liabilities arising out of any other business the Company may conduct.

VOTING RIGHTS

     The NACo Variable Account will be owner of record of all Underlying Mutual Fund shares purchased by the respective account until such Underlying Mutual Fund shares are sold, but all securities will be held for the benefit of the Owners of the Contracts. In accordance with its view of present applicable law, the Company will vote the shares of the Underlying Mutual Funds held in the NACo Variable Account at regular and special meetings of the shareholders of the Underlying Mutual Funds in accordance with instructions received from the Owners. The Company or its designee will mail to each Owner at its last known address all periodic reports and proxy material of the applicable Underlying Mutual Fund, and a form with which to give voting instructions. Any Underlying Mutual Fund shares as to which no timely instructions are received will be voted by the Company in the same proportion as the instructions received from all persons furnishing timely instructions. An Owner's voting rights may decrease with the cancellation of Accumulation Units to make annuity payments.

                                PERIODIC REPORTS

     The Company or its designee will, semi-annually, provide to each person covered by a Contract, a Statement of Assets, Liabilities and Contract Owners' Equity and a Statement of Operations and Changes in Contract Owners' Equity of the NACo Variable Account. Each Participant and Retired Participant will also be informed, periodically, of the number of Accumulation Units credited to his or her account as well as the total account value.

     The current prospectus of the NACo Variable Account will be made available to Participants through the Owner. In addition, the Owner may, under the terms of the Plan, have an obligation to furnish additional information to Participants, such as: a notice of any changes in the Plan, or tax status of the Plan and the financial condition of the Owner as it relates to obligations under the Plan.

      NACo VARIABLE ACCOUNT CHARGES, PURCHASE PAYMENTS AND OTHER DEDUCTIONS


THE FEES AND CHARGES DEDUCTED UNDER THE CONTRACT IN THE AGGREGATE ARE REASONABLE IN RELATION TO THE SERVICES RENDERED, THE EXPENSES EXPECTED TO BE INCURRED, AND THE RISKS ASSUMED BY THE COMPANY.


CONTINGENT DEFERRED SALES CHARGE

     No deduction for a sales charge is made from the Purchase Payments for these Contracts. However, a Contingent Deferred Sales Charge ("CDSC"), when it is applicable, will be used to cover expenses relating to the sale of the Contracts, including compensation paid to sales personnel, the costs of preparation of sales literature, and other promotional activity. The Company attempts to recover its Distribution costs relating to the sale of the Contracts from a Contingent Deferred Sales Charge. Any shortfall will be borne by the Company from surplus held in its General Account, which may indirectly include portions of the Actuarial Risk Fee, since the Company intends to generate a profit from this fee.

     If the Owner terminates the Contract in accordance with the section entitled "Suspension And Termination" and directs the Company to withdraw all or part of the Contract Value, the Company will assess a CDSC against the amount withdrawn, by deducting an amount from each Participant's Account as indicated below. For purposes of the CDSC, withdrawals under a Contract come first from the Purchase Payments which have been on deposit under the Contract for the longest time period.

     For withdrawals made through December 31, 1997, the CDSC will be the lesser of (i) and (ii) below, where:

     (i) is the lesser of 4% of the Purchase Payments made on behalf of a Participant prior to the date of the withdrawal, or 4% of the amount withdrawn; and

     (ii) is the lesser of the applicable percentage set forth in the table below multiplied by the Purchase Payments made on behalf of a Participant prior to the date of withdrawal, or the applicable percentage set forth below multiplied by the amount withdrawn.

     For withdrawals made after December 31, 1997, the CDSC will be the lesser of (iii) and (iv) below, where:

     (iii) is the lesser of 2% of the Purchase Payments made on behalf of a Participant prior to the date of the withdrawal, or 2% of the amount withdrawn; and

     (iv) is the lesser of the applicable percentage set forth in the table below multiplied by the Purchase Payments made on behalf of a Participant prior to the date of withdrawal, or the applicable percentage set forth below multiplied by the amount withdrawn.

     Notwithstanding the above, the Contingent Deferred Sales Charge will not apply to any withdrawals made on or after January 1, 2001.

                                                                        Number of Completed
                 Contingent Deferred                                   Years of Participation
               Sales Charge Percentage                                (Beginning July 1, 1985)
               -----------------------                                ------------------------
                          4%                                                1 Through 12
                          3%                                                     13
                          2%                                                     14
                          1%                                                     15
                          0%                                                16 And After

     Years of participation credited toward the CDSC schedule set forth above may only be those earned beginning with the date a Participant's first deferral was deposited in the Contracts.

MORTALITY AND EXPENSE RISK AND ADMINISTRATION CHARGES


     The Contracts contain purchase rates applicable at and after retirement. These purchase rates may be used to determine the Retirement Income Payments to be made by the Owner to Participants in accordance with the terms of the Plan. However, the Owners have contracted with the Company to provide Retirement Income Payments.


     Under the terms of the Contracts, the Company assumes the risk that the actuarial estimate of mortality rates among Retired Participants may prove erroneous and amounts set aside for retirement income benefits on the basis of such estimate may prove inadequate.

     For the Company's contractual promise to accept these risks and for the administrative costs associated with the NACo Variable Account, the Contracts provide for the daily deduction of an Actuarial Risk Fee (see "Glossary of

Terms"). The deduction is based on the daily value of the applicable NACo Variable Account Sub-Account, and is equivalent to 0.95% on an annual basis (0.10% for the mortality risk, 0.40% for the expense risk, and 0.45% for administration of the NACo Variable Account). The 0.45% administration portion of the Actuarial Risk Fee has been set at a level to recover no more than the actual cost associated with administering the Contracts. If this Actuarial Risk Fee is insufficient to cover the actual cost of the mortality risk, the expense risk, or the administrative costs, the loss will be borne by the Company. Conversely, if the Actuarial Risk Fee proves more than sufficient, the excess will be a profit to the Company. If total assets of a Plan under the NACo Program exceed $10 million, as of the specified date each year, the 0.45% Administrative portion of the Actuarial Risk Fee will be reduced on a sliding scale corresponding to total assets of a plan under the NACo Program (see "Summary of Contract Expenses"). This reduction reflects the lower cost per Participant to administer larger asset pools.

PREMIUM TAXES

     The Company will charge against the Contract Value the amount of any premium taxes levied by a state or any other governmental entity upon annuity considerations received by the Company. Premium taxes currently imposed by certain states range from 0% to 3.5% per annum. Currently, the Company is not deducting such taxes from an Owner's Contract Value at the time of Annuitization, but reserves the right to deduct such taxes when incurred. Retirement Income Payments may be reduced or Accumulation Units canceled to provide for premium taxes assessed.


EXPERIENCE CREDITS

     The Contracts described herein are participating where permitted by law in the state of issue. A participating Contract provides the right to participate in the Distribution of surplus of the Company. In the event that Actuarial Risk Fees collected under this Contract accrue to the Company in excess of an amount deemed necessary at the sole discretion of the Company's Board of Directors, such excess may be allocated to the Contract by purchasing additional Accumulation Units and crediting such additional units to the Participant Accounts. There have not been any Experience Credits to date. The Company cannot offer any assurance that there will be Experience Credits in the future.

EXPENSES OF THE NACO VARIABLE ACCOUNT


     The NACo Variable Account's total expenses for the fiscal year ended December 31, 1995 were 0.95% of the average net assets on an annualized basis. Deductions from and expenses paid out of the assets of the Underlying Mutual Funds are described in the prospectus of each Underlying Mutual Fund.


                          DESCRIPTION OF THE CONTRACTS

PURPOSE OF THE CONTRACTS

     The Contracts described in this prospectus are Group Flexible Fund Retirement Contracts designed to fund deferred compensation plans adopted by Member Counties under the NACo Program established under Section 457 of the Code. A single group Contract is issued to the Owner, covering all present and future participating employees. The Company will issue a certificate to the Owner for delivery to each Retired Participant or other person for whom an Optional Retirement Income Form is purchased, setting forth in substance the benefits to which such person is entitled. In addition, if any applicable law requires, the Company will issue a descriptive certificate to the Owner for delivery to any such person required by law to receive such certificate, setting forth in substance the benefits to which such person is entitled. For purposes of determining benefits payable under the Plan, an individual accumulation account is established for each Participant. The frequency of Purchase Payments is normally monthly, but may be adjusted to fit the payroll practices of the Owner. Purchase Payments made at any time by or on behalf of any Participant must be at least $20 per month.

     The basic objectives of the Contracts are to provide each Participant with an initial Retirement Income Payment, which will tend to reflect the changes which have occurred in the cost of living during pre-retirement years (without the necessity of increased Purchase Payments to keep pace with any increase in the cost of living which might occur during those years), and to provide subsequent Retirement Income Payments which will tend to vary with the cost of living changes during his or her retired lifetime. The Company seeks to accomplish these objectives by applying purchase rates contained in the Contract to the amounts accumulated through investment in Underlying Mutual Funds. Notwithstanding the foregoing, there is no assurance that these objectives will be attained. Historically, the value of a diversified portfolio of common stocks held for an extended period of time has tended to rise during periods of inflation. There has, however, been no exact correlation, and for some periods, the prices of securities have declined while the cost of living was rising.

MODIFICATION OF THE CONTRACT

     Contract provisions with respect to the mortality basis, minimum death benefits, and the deductions made from Purchase Payments, Participant Accounts, the Contingent Deferred Sales Charges, if applicable, and Actuarial Risk Fees may not be changed prior to the first Contract Anniversary. These same provisions may not be changed except as they apply to Participants entering the Contract after the effective date of such change.

     Other than as set forth above, the Company reserves the right to change all other provisions of the Contract by giving notice to the Owner not less than 90 days before the effective date of the change.


CONTRACT RIGHTS AND PRIVILEGES AND ASSIGNMENTS

     The Contract belongs to the Owner provided, however, that under Code
Section 457 Plans, the Owner must hold the Contract for the exclusive benefit of the Plan's participants and beneficiaries. All contractual rights and privileges may be exercised by the Owner, subject to any rights specifically reserved in the Plan for Participants as a group or as individuals. With respect to 457 Plans, the Owner may not take any action inconsistent with the rights of such 457 Plan's participants. The Contract may not be assigned.


EXCHANGE PRIVILEGE

     The Company will permit the Owner, or the Participant if the Plan so provides, to exchange amounts among the Sub-Accounts as frequently as permitted by the Plan, subject to the limits and rules set by each Underlying Mutual Fund. For those Contracts where the Owner has elected an exchange privilege, there will be no charge for exchanges among the Sub-Accounts.

     The Company will also permit the Participant to utilize the Telephone Exchange Privilege, for exchanging amounts among Sub-Accounts, if forms are executed by the Contract Owner and Participant agreeing with certain restrictions applicable to such privilege.

     Telephone exchange requests must be received by the Company by the close of the New York Stock Exchange in order to receive that day's closing Sub-Accounts price. A telephone exchange request may not be revoked once instructions have been recorded and accepted. If the Participant is unable to execute an exchange request by telephone (for example, during times of unusual market activity), the Participant might consider placing the exchange order by mail. The Company will employ reasonable procedures to confirm that instruction communicated by telephone are genuine. Such procedures may include any or all of the following, or such other procedures as the Company may, from time to time, deem reasonable: requesting identifying information, such as name, contract number, Social Security Number, and/or personal identification number; tape recording all telephone transactions; and providing written confirmation thereof to the Owner or Participant and any agent of record, at the last address of record. Failure to follow reasonable procedures may result in the Company's liability for any losses due to unauthorized or fraudulent telephone transfers. However, any losses incurred pursuant to actions taken by the Company in reliance on telephone instructions reasonably believed to be genuine shall be borne by the Participant. The Company may determine to withdraw the Telephone Exchange Privilege, upon 30 days written notice to Contract Owners and Participants.

     On the date the Company receives an exchange request in good order, which includes all of the information necessary for processing the request, the Company will transfer the amount to be converted. Such transfers will be based on the Accumulation Unit Values of the affected Sub-Accounts if received at the Company's Home Office by the close of the New York Stock Exchange on a day on which the New York Stock Exchange is open for business. If the exchange request is received after the close of the New York Stock Exchange on any day, or on a day the New York Stock Exchange is closed for business, the transfer will be based on the next business day on which the New York Stock Exchange is open.

     For those Plans which provide this Contract and Nationwide's Group Fixed Fund Retirement Contract, the Owner, or the Participant if the Plan so provides, may exchange Accumulation Units between any Sub-Account of the NACo Variable Account and the Group Fixed Fund Retirement Contract. Exchanges from the deposit fund to any Sub-Account of the NACo Variable Account will be subject to the limitations of the Group Fixed Fund Retirement Contract. Exchanges will be effected when received in good order by the Company at its Home Office.

SUSPENSION AND TERMINATION

     The Contract may be suspended at the option of the Company on written notice to the Owner if: (a) the Owner has failed to remit to the Company any Purchase Payment specified in the Plan; or (b) if the Company does not accept an amendment to the Plan, filed with the Company by the Owner, which in the Company's opinion would adversely affect its administrative procedures or financial experience, or both, with respect to the Contract. The Owner may suspend the Contract upon 90 days written notice to the Company. Suspension of the Contract will become effective as of the ninety-first (91st) day following receipt of written notice by the Company. Suspension of the Contract shall mean only that no further Purchase Payments will be accepted by the Company except by mutual consent, and all other terms of the Contract shall continue to apply. After suspension of the Contract has become effective, the Owner may, upon 30 days written notice, terminate the Contract. Termination of the Contract will become effective as of the 31st day following receipt of written notice by the Company. Upon termination of the Contract, the Company will pay to the Owner the redemption value, subject to applicable charges, plus the balance of the annual premiums transferred from the NACo Variable Account to the General Account for payment of variable Retirement Income benefits under retirement Options B1 and B2 (see "Optional Retirement Income Forms"). Payment of redemption values may be suspended when redemption of Underlying Mutual Fund shares are suspended as provided in the section entitled "Redemption of Participant Accounts (Termination)." Payment of any amounts under this section will be subject to any applicable CDSC (see "Contingent Deferred Sales Charge").

APPLICATION OF PURCHASE PAYMENTS

     Nationwide Life shall receive Purchase Payments from the Owner in accordance with the requirements of the Plan. Net Purchase Payments received on behalf of Participants will be applied by the Company to purchase Accumulation Units of Sub-Accounts in the NACo Variable Account in accordance with the instructions of the Owner. Purchase Payments made at any time by or on behalf of each Participant must be at least $20 per month. Payments must be no less than monthly, unless agreed to by the Company.

     An initial Purchase Payment will be priced not later than 2 business days after receipt of an order to purchase, if the application of the Participant and all information necessary for processing the purchase order are complete upon receipt by the Company. The Company may retain the Purchase Payment for up to 5 business days while attempting to complete an incomplete application. If the application cannot be made complete within 5 business days, the Owner will be informed of the reasons for the delay and the Purchase Payment will be returned immediately unless the Owner consents to the Company retaining the Purchase Payment until the application of the Participant is made complete. Upon completion of such incomplete application, the Purchase Payment will be priced within 2 business days.

     Purchase Payments will not be priced on days when the New York Stock Exchange is not open for business.

ADDITIONAL PURCHASE PAYMENT PRIOR TO COMMENCEMENT OF ANNUITY PAYMENTS

     The Owner shall have the right to make one additional Purchase Payment in respect to a Participant for the purpose of increasing Retirement Income Payments. Notice of such payment shall be given to the Company at the time the notice to distribute is given, and such additional Purchase Payment must be made no later than the last business day prior to the date upon which Retirement Income Payments are to commence. Any such additional Purchase Payment shall be subject to any applicable premium taxes. The annuity rates provided under this Contract at the time of issue shall be applicable to the entire value, including any such additional Purchase Payment, of such account which does not exceed five times the Purchase Payment allocated to such account prior to the date notice to distribute is given. Any excess amount may be applied at annuity rates then offered by the Company for contracts of the same type as this Contract.

CREDITING ACCUMULATION UNITS

     When a Purchase Payment is received by the Company, the net Purchase Payment for each Sub-Account is applied separately to provide Accumulation Units which are credited to a Participant Account in accordance with the instructions of the Owner. The number of Accumulation Units credited to each receipt Participant Account for each Sub-Account is determined by dividing the net Purchase Payment allocated to that Sub-Account for that Participant by the value of the Accumulation Unit for that Sub-Account next computed following of the Purchase Payment by the Company. The net Purchase Payment for each Participant is the total Purchase Payment for that Participant less any taxes then payable.

NACo VARIABLE ACCOUNT ACCUMULATION UNIT VALUE

     The value of an Accumulation Unit for each Sub-Account was established at a value equal to the accumulation unit value of the corresponding Sub-Account of the Nationwide DC Variable Account on January 2, 1990. The DC Variable Account is a segregated investment account of the Company in which Member Counties formerly held Contracts. The value of an Accumulation Unit for each new Sub-Account added to the NACo Variable Account after January 2, 1990, will be established at $1.00 as of the date Underlying Mutual Fund shares are available for purchase for that Sub-Account. The value of Accumulation Units for any Sub-Account for any subsequent business day is determined by multiplying the value for the preceding business day by the Net Investment Factor for that Sub-Account for the period since that day. A business day is any day on which the New York Stock Exchange is open for trading or any other day during which there is a sufficient degree of trading of the Underlying Mutual Fund shares that the current net asset value of their Accumulation Units might be materially affected.

ALLOCATION OF PURCHASE PAYMENTS

     The Owner or Participant must specify the proportion of the Purchase Payments to be applied to provide benefits under any Sub-Account of the NACo Variable Account. The Company will permit the Owner, or the Participant if the Plan so permits, to change the allocation percentages among Sub-Accounts for subsequent Purchase Payments, provided that no change may be made which would result in an amount less than 1% of the payment being allocated to any Sub-Account for any Participant. The Company will permit such allocation changes as frequently as permitted by the Plan. A change in allocation percentages will not affect Accumulation Units of any Sub-Account resulting from Purchase Payments made before the change.

VALUATION OF AN ACCOUNT

     The sum of the value of all Accumulation Units credited to the Participant Account in respect of the Participant is the Participant Account Value. Purchase Payments are allocated among the Sub-Accounts of the NACo Variable Account in accordance with the instructions of the Owner.

     The value of a Participant's Account on any day can be determined by multiplying the total number of Accumulation Units credited to the account for each Sub-Account by the current Accumulation Unit Value for that Sub-Account in respect of the Participant. Each Participant and the Owner will be advised periodically of the number of Accumulation Units credited to his or her account for each Sub-Account, the current Accumulation Unit Values, and the total value of his or her account. Such reports to Participants are for informational purposes only and should not be interpreted to mean that a Participant has any rights with respect to his or her account beyond that provided by the Owner in accordance with the terms of the Plan.

     The Participant and Owner should review the information in these reports carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract and appropriate Sub-Accounts. The Company will assume all transactions are accurate unless the Participant or the Owner notifies the Company otherwise within 30 days after receipt of the report.

REDEMPTION OF PARTICIPANT ACCOUNTS (TERMINATION)

     The Owner's right to redeem (terminate) Participant Accounts, either fully or partially, will be governed by the terms of the Plan which the Contract is issued to fund. It should be recognized that the value of the investment on redemption can be more or less than its cost. All such payments will be made by the Company to the Owner. It is the Owner's obligation to distribute such payments to a Participant. The Company may undertake the obligation on behalf of the Owner to distribute such payments directly to a Participant by agreement with the Owner. To the extent permitted by the Plan, a Participant Account may be redeemed fully or partially at any time prior to the date Retirement Income Payments commence for the Participant under either Option B1 or B2. No partial redemption will directly affect future requirements to make Purchase Payments for that Participant nor his or her retirement date. If the Contract is terminated by the Owner, all Participant Accounts in the NACo Variable Account will be redeemed to the extent permitted by the Plan, and such Participant Accounts will be subject to any applicable CDSC. However, absent Contract termination by the Owner, the CDSC provision will not apply and therefore any full or partial redemptions made on behalf of a Participant will not be subject to any CDSC (see "Contingent Deferred Sales Charge").

     A request for a partial redemption of a Participant Account containing more than one Sub-Account of Accumulation Units must specify the allocation of the partial redemption among the Sub-Accounts of Accumulation Units. However, if no such direction is contained in the request for a partial redemption, the Company may pro-rate the redemption among the applicable Sub-Accounts of Accumulation Units. Upon receipt at the Company's Home Office of a written request for a full or partial redemption of a Participant Account, the Company will determine the value of the number of Accumulation Units redeemed at the Accumulation Unit Value next computed following receipt of such written request by the Company. Payment of any such amount will be made to the Owner with reasonable promptness, and in any event, within 7 days of the date the request is received by the Company. Payment of redemption values may be suspended when redemption of the Underlying Mutual Fund shares is suspended (i) during any period in which the New York Stock Exchange is closed, or (ii) in the event that the Securities and Exchange Commission may by order direct for the protection of Owners or Participants. Instead of a lump sum Distribution of a full or partial redemption, the Owner, or Participant if permitted by the Plan, may elect to have that amount paid out in installments under Option A1 or A2, subject to the minimums applicable to these options.

            DISTRIBUTION OF PARTICIPANT ACCOUNTS (RETIREMENT PERIOD)

RETIREMENT INCOME PAYMENTS

     The period during which a Participant Account is paid out in periodic installments is known as the Distribution period. Because periodic Distributions will normally be made after the Participant retires, the Distribution period is also called the retirement period. All such periodic Distributions will be made by the Company to the Owner. It is the Owner's obligation to pay such amounts to a Participant. The Company may undertake the obligation on behalf of the Owner to pay such amounts directly to a Participant by agreement with the Owner. Retirement Income Payments under Options B1 and B2 are determined on the basis of (i) the mortality tables specified in the Contract, (ii) the adjusted age of the Retired Participants, (iii) the type of Retirement Income Payment option(s) selected, and (iv) in the case of variable payments, the investment performance of the specific NACo Variable Account Sub-Account elected. While the Company may be obligated to make variable Retirement Income Payments under the Contract, the amount of each such payment is not guaranteed. The dollar amount of variable payments will reflect investment gains and losses, and investment income of the NACo Variable Account Sub-Account on which they are based, but they will not be affected by adverse mortality experience or by an increase in the Company's expenses above the amount provided for in the Contracts.

ELECTION OF INCOME FORM AND DATE


     The Contracts provide for Retirement Income Payments to begin on the date and under the retirement options elected in accordance with the Plan. At least one month prior to a Participant's Retirement Commencement Date (see "Glossary of Terms"), the Contract Owner may by written election to the Company at its home office, elect any one of the retirement income options described in this prospectus. The Plan may restrict changes in election of retirement income options.

ALLOCATION OF RETIREMENT INCOME

     Upon retirement, Accumulation Units in a Participant's Account may be used to purchase a Fixed Dollar Annuity for the Participant. For Participants electing Options A1 or A2 as described in this prospectus, Accumulation Units in a Participant's Account of any Sub-Account in the NACo Variable Account will be used to provide variable Retirement Income Payments as described further in this prospectus.


FIXED DOLLAR ANNUITY

     A Fixed Dollar Annuity is an annuity with payments which are guaranteed as to dollar amount during the retirement period. The first fixed dollar payment will be determined by applying the General Account Contract value to the applicable Annuity Table in accordance with the Optional Retirement Income Form elected. This will be done at the retirement date. Fixed Dollar Annuity payments after the first will not be less than the First Fixed Dollar Annuity payment. The availability of Fixed Dollar Annuity Contracts under a particular Plan is subject to the election of the Owner.

MINIMUM PAYMENT

     If the present value of the Participant's accrued benefit at the time of retirement is less than $3,500, the Company shall have the right to make a lump sum Distribution to such Retired Participant.

DEATH BENEFIT BEFORE RETIREMENT

     In the event a Participant dies before his or her retirement income commences, a death benefit equal to the value of such Participant Account, on the date due proof of death is received in writing by the Company will be paid as provided by the Plan. If the Plan so provides, a Beneficiary may elect either to receive such value in a lump sum or to apply it under any of the Optional Retirement Income Forms contained in this Contract, subject to the minimums applicable to such optional forms. Monthly payments due under such options may be fixed, variable, or a combination of fixed and variable.

OPTIONAL RETIREMENT INCOME FORMS


     The availability of the following Optional Retirement Income Forms are subject to the election of the Owner.


     OPTION A1-Payments for a Designated Period. Payments are made monthly for any specified number of years not exceeding 30 years. The amount of each variable payment will be determined by multiplying (a) by (b) where (a) is the Accumulation Unit Value for the date the payment is made and (b) is the number of

     Accumulation Units applied under this option divided by the number of payments selected. Exchanges between the investment options are permitted subject to limitations outlined in the Company's Group Fixed Fund Retirement Contract. A period certain payment period of less than 5 years for a Participant who has less than a minimum of 5 Participant Account Years would result in imposition of the applicable Contingent Deferred Sales Charge.

     OPTION A2-Payments of a Designated Amount. Payments are made monthly in equal installments (not less than $25 per month) until the amount applied, adjusted each business day for investment results, is exhausted. The final installment will be the sum remaining with the Company. Payments under this option which result in a payment period of less than 5 years for a Participant who has less than 5 Participant Account Years would result in imposition of the applicable Contingent Deferred Sales Charge.

     OPTION B1-Life Income with Payment Certain. Payments are made monthly during the lifetime of an individual with payments made for a period certain of 60, 120, 180, 240, 300 or 360 months as elected. If the individual dies before the end of the period certain, level payments will continue to the designated Beneficiary during the remainder of the period certain.

     OPTION B2 - Joint and Survivor Life Income. Payments are made monthly during the joint lifetime of an individual and another named individual. Payments will continue to be made as long as either is living. This option will permit the choice of 100%, 75%, 66 2/3% or 50% of the original payment amount to be paid to the Beneficiary. Payments will stop with the last payment due prior to the death of the Beneficiary. If the Beneficiary predeceases the designated Annuitant, then payments continue at 100% to the designated Annuitant.

     OTHER FORMS AND BENEFIT PAYMENTS - With the consent of the Company, the amount due upon Distribution may be applied on any other mutually agreeable basis.

     Exchanges processed while Participants are receiving payments under Option A1 may change the number of Accumulation Units remaining. In this event, the payment amount must be recalculated.

     On the date on which Retirement Income Payments under Option B1 or B2 or any other Retirement Income Payment measured by a life or lives commence in respect of a Participant, all Accumulation Units (or the number thereof appropriate to the election made) in any Sub-Account will be canceled.

DEATH OF RETIRED PARTICIPANT

     If any Retired Participant dies while receiving payments, any death benefit payable will be determined in accordance with the Retirement Income Form elected. Calculation of the present value of any remaining payments certain for purposes of making a lump sum payment will be based on the same assumed investment rate used by the Company in determining the payments certain prior to the death of the Retired Participant.

WITHDRAWAL

     If permitted by the Plan, any amount remaining under Option A1 or A2 may be withdrawn, or if that amount is at least $5,000, it may be applied under either Option B1 or B2, subject to the minimum payment requirements described previously. Unless prohibited by the Plan, a Beneficiary receiving payments certain under Option B1 after the death of a Retired Participant may elect at any time to receive the present value at the current dollar amount of the remaining number of payments certain in a single payment, calculated on the basis of the assumed investment rate used in computing the amount of the previous payments.

FREQUENCY OF PAYMENT

     At the election of the Retired Participant, and with the consent of the Owner, payments made under any option may be made annually, semi-annually, or quarterly instead of monthly. Any change in frequency of payments must be on the anniversary of the commencement of Retirement Income Payments.

DETERMINATION OF PAYMENTS UNDER OPTIONS A1 AND A2

     Monthly payments under Options A1 and A2 will be determined in the manner set forth in the description of the options. As each payment is made under either of these options, a number of Accumulation Units equal in value to the payment will be canceled.

DETERMINATION OF PAYMENTS UNDER OPTIONS B1 AND B2

     Variable monthly payments under Options B1 and B2 will be determined annually and will remain level throughout the year. Each year, as of the anniversary of the commencement of Retirement Income Payments, a new variable monthly payment will be determined and that new payment will remain level for that year. An adjusted age is used to determine the amount of monthly payment for each year. Such adjusted age may not be the same as the actual age of the Retired Participant.

DETERMINATION OF AMOUNT OF VARIABLE MONTHLY PAYMENTS FOR FIRST YEAR

     In determining the amount of Retirement Income Payments under Options B1 and B2, the value held on behalf of a Participant is determined by multiplying the number of Accumulation Units in each Sub-Account for that account by the Accumulation Unit value for that Sub-Account on the last business day of the second calendar week immediately preceding the date on which the first payment is due.

     The first year variable monthly payment for each Sub-Account is determined by dividing the value of the Accumulation Units of that Sub-Account in the Participant Account by the amount required to provide $1 per month (the purchase rate).

     Once the first year's variable monthly payment amount has been determined for a Participant, the Company will deduct the annual premium from the Participant Account. This deduction is made by canceling a number of Accumulation Units in the Participant Account equal in value to the annual premium. The allocation of the annual premium between Sub-Account will be in such relationship as the monthly payments from each Sub-Account have to each other.

     The annual premium is calculated so that if there are no partial redemptions (and therefore no Underlying Mutual Fund dividends have been taken in cash) the payee will receive level annual payments if the net investment factor, on an annual basis, is equal to the Assumed Investment Rate plus an amount equal to the annual administrative charge. Payments for subsequent years will be smaller than, equal to, or greater than the payments received during the initial year, depending on whether the actual net investment result on an annual basis of a Sub-Account is smaller than, equal to, or greater than the Assumed Investment Rate.

DETERMINATION OF AMOUNT OF VARIABLE MONTHLY PAYMENTS FOR THE SECOND AND SUBSEQUENT YEARS

     As of the first anniversary of the commencement of Retirement Income Payments, the second year variable monthly payments will be determined in exactly the same manner as for the first year, using the purchase rates in the Contract for the Retired Participant's age as then determined under the terms of the Contract. As in the first year, an annual premium will be deducted and transferred to the General Account from which Account the Company will make the Retirement Income Payments. Subsequent annual determinations will be made in the same manner.

     Upon the death of any Retired Participant, the Participant Account will be reduced by the number of Accumulation Units not required to provide further payments during the remainder of a period certain, if any, or to a contingent Retired Participant. Any Accumulation Units so canceled will either remain in the NACo Variable Account or be transferred to the Company's General Account, depending on the Company's obligation.

ALTERNATE ASSUMED INVESTMENT RATE


     The Contracts include purchase rates based on a 3.5% rate per annum. If not prohibited by the laws and regulations of the states in which this Contract is issued, an Owner may elect on the Contract Date to have all variable benefits payable for all Participants determined on an Assumed Investment Rate of 5% per annum. The Assumed Investment Rate basis in the Contract is used merely to determine each year's monthly payment from investment experience of any of the NACo Variable Account Sub-Accounts. The choice of the Assumed Investment Rate affects the pattern of Retirement Income Payments. A higher Assumed Investment Rate will produce a higher initial payment, but a more slowly rising series of subsequent payments (or a more rapidly falling series of subsequent payments) than a lower Assumed Investment Rate.


     Although a higher initial payment would be received under a higher Assumed Investment Rate, there is a point in time after which payments under a lower Assumed Investment Rate would be greater, assuming payment continues after that point in time.

     The objective of a variable retirement Contract is to provide level payments during periods when the economy is relatively stable and to reflect as increased payments only the excess of investment results flowing from inflation or an increase in productivity. The achievement of this objective will depend in part upon the validity of the assumption that the net investment result, on an annual basis, of a Sub-Account equals the Assumed Investment Rate during periods of stable prices.

                               GENERAL INFORMATION

SUBSTITUTION OF SECURITIES

     If the shares of any Underlying Mutual Fund should no longer be available for investment by the NACo Variable Account or, if in the judgment of the Company's management, further investment in such Underlying Mutual Fund shares should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Mutual Fund for Underlying Mutual Fund shares already purchased or to be purchased in the future by Purchase Payments under the Contract.

     From time to time it may become necessary for the Company to substitute Underlying Mutual Fund shares for reasons relating to the historical investment performance of the Underlying Mutual Funds. The Company, in consultation with NACo and NACo's advisers, has developed standards for substituting Underlying Mutual Funds that consistently experience poor investment performance over time. These standards involve comparing the performance of each Underlying Mutual Fund within the NACo Variable Account to the performance of all other mutual funds within the Underlying Mutual Fund's same risk category. Underlying Mutual Funds within the same risk category are Underlying Mutual Funds with similar investment objectives and policies, and similar volatilities of investment return.

     In no event will any substitution of securities in the NACo Variable Account take place without prior approval of the Securities and Exchange Commission, and under such requirements as it may impose.

PERFORMANCE ADVERTISING

     The Company may from time to time advertise several types of historical performance for the Sub-Accounts of the NACo Variable Account. A "yield" and "effective yield" may be advertised for the Nationwide Money Market Fund and the Short-Term Investments Trust Treasury Portfolio Sub-Account. "Yield" is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the Sub-Accounts' units. Yield is an annualized figure, which means that it is assumed that the Sub-Account generates the same level of net income each week over a 52-week period. The "effective yield" is calculated similarly but includes the effect of assumed compounding calculated under rules prescribed by the Securities and Exchange Commission. The effective yield will be slightly higher than yield due to this compounding effect.

     The Company may also advertise for the Sub-Account standardized "average annual total return", calculated in a manner prescribed by the Securities and Exchange Commission, and non-standardized "total return." "Average annual total return" will show the percentage rate of return of a hypothetical initial investment of $1,000 for rolling calendar quarters and will cover, at least the most recent one, five and ten year periods, or for a period from inception to date if the Underlying Mutual Fund held in the Sub-Account has not been in existence for one of the prescribed periods. This calculation reflects the deduction of all applicable charges made to the Contracts except for premium taxes, which may be imposed by certain states. Non-standardized "total return" will be calculated in a similar manner as will average annual total return except total return will not reflect the deduction of any applicable Contingent Deferred Sales Charge, which, if reflected, would decrease the level of performance shown.

     The Company may also from time to time advertise the performance of the Sub-Accounts of the NACo Variable Account relative to the performance of other variable annuity sub-accounts or mutual funds with similar or different objectives, or the investment industry as a whole.

     The Sub-Accounts of the NACo Variable Account may also be compared to certain market indexes which may include, but are not limited to: S&P 500; Shearson/Lehman Intermediate Government/Corporate Bond Index; Shearson/Lehman Long-Term Government/Corporate Bond Index; Donoghue Money Fund Average; U.S. Treasury Note Index; and Dow Jones Industrial Average.


     Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to:
Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's, magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Financial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News and World Report, National Underwriter; rating services such as LIMRA, Value, Best's Agent Guide, Western Annuity Guide, Comparative Annuity Reports; and other publications such as the Wall Street Journal, Barron's, Investor's Daily, and Standard & Poor's Outlook. In addition, Variable Annuity Research & Data Service (The VARDS Report) is an independent rating service that ranks over 500 variable annuity Underlying Mutual Funds based upon total return performance. These rating services and publications rank the performance of the Underlying Mutual Funds against all mutual funds over specified periods and against mutual funds in specified categories. The rankings may or may not include the effects of sales or other charges.

     The Company is also ranked and rated by independent financial rating services, among which are Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the NACo Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contract. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

     ALL PERFORMANCE INFORMATION AND COMPARATIVE MATERIAL ADVERTISED BY THE COMPANY IS HISTORICAL IN NATURE AND IS NOT INTENDED TO REPRESENT OR GUARANTEE FUTURE RESULTS. THE OWNER'S OR PARTICIPANT'S ACCOUNT VALUE AT REDEMPTION MAY BE MORE OR LESS THAT ORIGINAL COST.

     The Statement of Additional Information contains more detailed information about the performance calculations, including actual examples for each type of performance advertised.

CONTRACT OWNER INQUIRIES

     Owner and Participant inquiries may be directed to Nationwide Life Insurance Company by writing P. O. Box 16766, One Nationwide Plaza, Columbus, Ohio 43216, or calling 1-800-545-4730, T.T.Y. 1-800-848-0833.

NET INVESTMENT FACTOR

     The Net Investment Factor for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where:

(a)  is the net of

     (1) the net asset value per share of the Underlying Mutual Fund held in the Sub-Account determined at the end of the current Valuation Period, plus

     (2) the per share amount of any dividend or capital gain Distributions made by the Underlying Mutual Fund held in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period, plus or minus

     (3) a per share charge or credit, if any, for any taxes reserved for which is determined by the Company to have resulted from the investment operations of the Sub-Account.

 (b) is the net of

     (1) the net asset value per share of the Underlying Mutual Fund held in the Sub-Account determined as of the end of the immediately preceding Valuation Period, plus or minus

     (2) the per share charge or credit for any taxes reserved for in the immediately preceding Valuation Period.

(c) is a factor representing the daily Actuarial Risk Fee deducted from the NACo Variable Account. Such factor is equal to an annual rate of 0.95% of the daily net asset value of the NACo Variable Account.

     For Underlying Mutual Funds that credit dividends on a daily basis and pay such dividends once each month or quarter (such as money market funds and certain bond funds), the Net Investment Factor allows for the monthly or quarterly reinvestment of these daily dividends.

     The Net Investment Factor may be greater or less than one, therefore, the value of an Accumulation Unit may increase or decrease. It should be noted that changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of Underlying Mutual Fund shares, because of the deduction for the Actuarial Risk Fee and the effect of the various purchase and sale transactions on any particular day.

VALUATION OF ASSETS

     Underlying Mutual Fund shares in the NACo Variable Account will be purchased and valued at their net asset value (daily bid price exclusive of any sales charges). An Underlying Mutual Fund's net asset value per share is determined by dividing the value of the total assets of the Underlying Mutual Fund, less liabilities, by the number of shares outstanding, with no charge for sales expense.

FEDERAL TAX STATUS


     The following description of the federal tax status of these Contracts is not exhaustive, and special rules are provided with respect to situations not discussed herein. For complete information, consult a qualified tax advisor. The Company does not make any guarantee regarding the tax status of any Contract or any transaction involving the Contracts. The Contracts are treated as a trust for purposes of the Code under rules similar to the rules under Section 401(f) of the Code.


     For federal income tax purposes, the operations of the NACo Variable Account form a part of the Company's operations. Under existing federal income tax law, no taxes are payable by the Company on the investment income of the NACo Variable Account to the extent it is credited to the Owners under the Contracts. The Company is taxed as a life insurance company under Part One, Subchapter L, of the Code.

     Income and capital gains of the NACo Variable Account would normally be taxable to Owners whether or not taken by the Owners in cash. However, the Contracts are issued only to organizations exempt from federal income tax.

     The amounts received by the Participant under the Plan normally represent the accumulation of Purchase Payments which were not previously included in the Participant's gross income, and therefore any such amounts should be included in gross income of a Participant or Beneficiary when such amounts are received.

     It is the responsibility of each Owner to determine that its Plan is established and administered in accordance with the applicable provisions of the Code.

CONTRACTS ISSUED UNDER THE NEW YORK MODEL PLAN

     The following Contract amendments are required by the Rules and Regulations of the New York State Deferred Compensation Board in order to market the Contracts to governmental employers for use in funding public employee deferred compensation plans in the State of New York.

     Throughout the prospectus, references to "annuity" payments are modified to "benefit" payments.

     The "Suspension and Termination" provisions are amended to permit a Participant to "freeze" his or her account and maintain the account on deposit with the Company notwithstanding the Contract Owner's termination of its contractual relationship with the Company. These accounts shall remain the exclusive property of the Contract Owner, subject to the claims of its general creditors.

     All references throughout the prospectus to Life Income Options B1 and B2 are deleted. All references to "Contingent Deferred Sales Charge" are deleted.

                                LEGAL PROCEEDINGS

     There are no material legal proceedings, other than ordinary routine litigation incidental to the business to which Nationwide Life Insurance Company, or the NACo Variable Account, are parties or to which any of their property is the subject.


     The General Distributor, Nationwide Advisory Services, Inc., is not engaged in any litigation of any material nature.


            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                           Page

General Information and History...............................................1
Services......................................................................1
Purchase of Securities Being Offered..........................................1
Underwriters..................................................................2
Calculation of Performance....................................................2
Annuity Payments..............................................................4
Financial Statements..........................................................5

                                    APPENDIX
                      PARTICIPATING UNDERLYING MUTUAL FUNDS
 THE COMPANY MAY LIMIT THE NUMBER OF UNDERLYING MUTUAL FUNDS SELECTED BY OWNER,
      AND ALL UNDERLYING MUTUAL FUNDS MAY NOT BE AVAILABLE UNDER YOUR PLAN.

A SUMMARY OF INVESTMENT OBJECTIVES IS CONTAINED IN THE DESCRIPTIONS OF EACH UNDERLYING MUTUAL FUND BELOW. MORE DETAILED INFORMATION MAY BE FOUND IN THE CURRENT PROSPECTUS FOR EACH UNDERLYING MUTUAL FUND. SUCH A PROSPECTUS FOR THE UNDERLYING MUTUAL FUND OR FUNDS BEING CONSIDERED SHOULD ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION HEREWITH. A COPY OF EACH PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE FROM NATIONWIDE LIFE INSURANCE COMPANY, P. O. BOX 16766, ONE NATIONWIDE PLAZA, COLUMBUS, OHIO 43216, 1-800-545-4730 (TDD 1-800-848-0833)

THE DREYFUS THIRD CENTURY FUND, INC.

     The Fund's primary goal is to provide capital growth through equity investment in companies that, in the opinion of the Fund's management, not only to meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life of America. Current income is secondary to the primary goal.

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS - INSTITUTIONAL SHARES

     The investment objective of the Fund is current income. The Fund pursues this investment objective by investing in U.S. government securities with remaining maturities of five years or less.

FIDELITY CONTRAFUND

     The investment objective of the Fund is capital appreciation by investing in securities that its manager believes are undervalued due to an overly pessimistic appraisal by the public. Although the Fund will usually be invested primarily in common stocks and securities convertible into common stock, the percentage of its assets invested in other securities may vary.

FIDELITY EQUITY-INCOME FUND

     The investment objective of the Fund is to obtain reasonable income from a portfolio consisting primarily of income-producing equity securities. The Fund seeks a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks. In pursuing this objective, the Fund will also consider the potential for capital appreciation.

FIDELITY MAGELLAN(R) FUND

     The investment objective of the Fund is capital appreciation by investing primarily in common stock and securities convertible into common stock. The Fund may also invest in foreign securities, which involves additional risks. The Fund may also invest in stock index futures and options both of which can be volatile investments.

FIDELITY OTC PORTFOLIO

     The investment objective of the Fund is to seek capital appreciation by investing primarily in securities traded on the over-the counter (OTC) securities market. Securities traded on the OTC include, among others, industrial corporations, financial services institutions, public utilities, and transportation companies, common and preferred stocks, securities convertible into common stock, warrants and similar rights, and debt securities, and obligations of the federal government. The fund does not place any weight on dividend and interest income unless it believes this income will have a favorable influence on the market value of a security.

FIDELITY PURITAN FUND

     The investment objective of the Fund seeks to obtain as much income as possible, consistent with the preservation and conservation of capital, by investing in a broadly diversified portfolio of securities, including common stocks, preferred stocks, and bonds. While emphasis on income is an important objective, this does not preclude growth in capital since some securities offering a better than average yield may also possess some growth possibilities.

MAS FUNDS FIXED INCOME PORTFOLIO

     The investment objective of the Fund is to achieve above-average total return over a market cycle of three of five years, consistent with reasonable risk, by investing in a diversified portfolio of U. S. government securities, corporate bonds (including bonds rated below investment grade commonly referred to as "junk bonds"), foreign fixed-income securities and mortgage-backed securities of domestic issuers and other fixed-income securities. The portfolio's average weighted maturity will ordinarily be greater than five years.

MASSACHUSETTS INVESTORS GROWTH STOCK FUND - CLASS A

     The investment objective of the Fund is the long-term growth of capital and future income rather than current income.

MFS(R) HIGH INCOME FUND - CLASS A

     The investment objective of the Fund is high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. Securities offering the high current income sought by this Fund are ordinarily in the lower rating categories of recognized rating agencies or are unrated and generally involve greater volatility of price and risk of principal and income than securities in the high rating categories. Capital growth, if any, is a consideration incidental to the investment objective of high current income.

NATIONWIDE(R) FUND

     The investment objective of the Fund is to obtain a total return from a flexible combination of current income and capital appreciation. Primary emphasis is given to common stocks, but investments may also include convertible issues, bonds and money market instruments.

NATIONWIDE(R) MONEY MARKET FUND

     The investment objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity, through investment in a diversified portfolio of high quality money market instruments maturing in 397 days or less. These instruments include, but are not limited to, U.S. Government and Agency obligations, obligations of large commercial and foreign banks, certificates of deposit of large savings associations, taxable or partly taxable obligations of state, county and local governments, highly rated commercial paper, highly rated corporate obligations, and repurchase agreements in any of the above.

NEUBERGER & BERMAN GUARDIAN FUND

     The Fund seeks capital appreciation through investments generally in dividend-paying issues of established companies that its investment officers believe are well managed. The emphasis of the Fund's investments is on common stock. The Fund diversifies its holdings among different industries and different companies in light of conditions prevailing at any given time. Current income is a secondary objective.

PUTNAM INVESTORS FUND - CLASS A

     The investment objective of the Fund is long-term growth of capital and any increased income resulting from such growth. The Fund is designed for investors seeking long-term growth of capital from a portfolio consisting primarily of common stocks. The Fund's management emphasizes investment in quality growth stocks.

PUTNAM VOYAGER FUND - CLASS A

     The investment objective of the Fund is capital appreciation. The Fund invests primarily in common stocks believed by the Fund's Investment Manager, Putnam Management, to have potential for capital appreciation significantly greater than the market average. The Fund is designed for investors willing to assume above-average risk in return for above-average capital growth potential.

SEI INDEX FUNDS - S & P 500 INDEX PORTFOLIO

     The S & P Index Portfolio seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Standard & Poor's 500 Composite Stock Price Index which is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The investment objective is a fundamental policy of the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

SELIGMAN GROWTH FUND, INC. - CLASS A

     The investment objective of the Fund is longer-term growth in capital value and an increase in future income. Fund assets have been invested primarily in common stocks with the inherent investment risks tempered by portfolio diversification.

SHORT-TERM INVESTMENTS TRUST - TREASURY PORTFOLIO - INSTITUTIONAL CLASS

     The investment objective of the Portfolio is the maximization of current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Portfolio seeks to achieve its objective by investing in a portfolio consisting of direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. The instruments purchased by the Portfolio will have maturities of 397 days or less.

T. ROWE PRICE INTERNATIONAL STOCK FUND(R)

     The Fund's objective is long-term growth of capital through investments primarily in common stocks of established, non-U.S. Companies.

TEMPLETON FOREIGN FUND - CLASS I

     The investment objective of the Fund is long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental.

TWENTIETH CENTURY GROWTH INVESTORS

     The investment objective of the Fund is capital growth through investment in securities which the management considers to have better-than-average prospects for appreciation. It is management's intention that the portfolio will generally consist of common stocks of large established companies.

TWENTIETH CENTURY ULTRA INVESTORS

     The investment objective of the Fund is capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. It is management's intention that the portfolio will generally consist of common stocks of medium-sized and smaller companies.

THE FOLLOWING UNDERLYING MUTUAL FUNDS ARE NOT AVAILABLE FOR OWNERS WHOSE PREDECESSOR NATIONWIDE DCVA CONTRACT WAS ISSUED ON OR AFTER JANUARY 1, 1987:

FIDELITY CAPITAL & INCOME FUND (FORMERLY, "FIDELITY HIGH INCOME FUND")

     The investment objective of the Fund is to seek to provide a combination of income and capital growth by investing primarily in debt instruments and common and preferred stocks, with a focus on lower-quality debt securities and securities of companies with uncertain financial positions.

     Effective on and after July 1, 1991, the Company shall no longer permit Owners or Participants to make additional Purchase Payments or to exchange Contract values into the Fidelity Capital & Income Fund Sub-Account. However, Contract values held in the Fidelity Capital & Income Fund Sub-Account as of July 1, 1991 may continue to be invested in that Sub-Account. Unless the Company is notified otherwise, any Purchase Payments or exchanges which the Owner or Participant directs the Company to invest in the Fidelity Capital & Income Fund Sub-Account on and after July 1, 1991 shall instead be automatically invested in the Nationwide Money Market Fund Sub-Account.

     The Company has determined that further investment in the Fidelity Capital & Income Fund Sub-Account is not in the best interests of the Owners and Participants in view of the Fund's adoption, effective for shares purchased on and after February 1, 1991, of a redemption fee equal to 1.5% of the net asset value of any Fund shares redeemed which are held less than twelve months. Any redemption fees which the Fund may assess against Fund shares held by the Company in the NACo Variable Account which were purchased from February 1, 1991 to July 1, 1991 shall be paid by the Company from surplus and shall not be paid, directly or indirectly, by Contract Owners, Participants or the NACo Variable Account.

THE FOLLOWING UNDERLYING MUTUAL FUNDS ARE NOT AVAILABLE FOR NEW CONTRACTS ISSUED ON OR AFTER OCTOBER 1, 1993:

THE EVERGREEN TOTAL RETURN FUND - CLASS V

     The investment objective of the Fund is current income and capital appreciation. The Fund invests primarily in common and preferred stocks, securities convertible into or exchangeable for common stocks, and fixed income securities. The Fund's objective is to maximize the "total return" on its portfolio of investments.

MFS(R) GROWTH OPPORTUNITIES FUND - CLASS A (FORMERLY "MFS(R) CAPITAL DEVELOPMENT FUND")

     The investment objective of the Fund is growth of capital. Dividend income, if any, is incidental to the objective of capital growth. To achieve this objective, a flexible approach toward types of companies as well as types of securities is maintained by the Fund, depending upon the economic environment and the relative attractiveness of the various securities markets.

NATIONWIDE(R) GROWTH FUND

     The investment objective of the Fund is to achieve long-term capital appreciation without emphasis on current return. Major emphasis in the selection of securities is placed on companies which have capable management, and are in fields where social and economic trends, technological developments, and new processes or products indicate a potential for greater than average growth.

THE FOLLOWING UNDERLYING MUTUAL FUNDS MAY NOT BE AVAILABLE TO ALL CONTRACT OWNERS ON OR AFTER JULY 1, 1994:

THE BOND FUND OF AMERICA(SM), INC.

     The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital. The Fund invests substantially all of its assets in marketable corporate debt securities, U.S. Government securities, mortgage-related securities, other asset-backed securities and cash or money market instruments. Normally, at least 65% of the Fund's assets will be invested in bonds.

THE INVESTMENT COMPANY OF AMERICA(R), INC.

     The investment objectives are long-term growth of capital and income. The Fund strives to accomplish these objectives through constant supervision, careful selection and broad diversification. In the selection of securities for investment, the possibilities of appreciation and potential dividends are given more weight than current yield. The Fund ordinarily invests principally in common stocks. However, assets may also be held in securities convertible into common stocks, straight debt securities (rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investor Service, Inc. or determined to be of equivalent quality by Capital Research and Management Company), cash equivalent quality by Capital Research and Management Company), cash or cash equivalents, U.S. Government securities, or nonconvertible preferred stocks.